UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          October 5, 2004

Transcat, Inc.

(Exact name of registrant as specified in charter)

Ohio	000-03905	16-0874418

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Vantage Point Drive, Rochester, New York	14624

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code          585-352-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

SIGNATURES
EX-16.1 LETTER FROM PRICEWATERHOUSE COOPERS LLP

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)          Dismissal of PricewaterhouseCoopers LLP

On October 5, 2004, the Audit Committee of the Board of Directors of Transcat, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm.

Except as described in the immediately following sentence, PWC’s reports on the Company’s financial statements as of and for the fiscal years ended March 27, 2004 and March 31, 2003, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. An explanatory paragraph regarding the restatement of the Company’s balance sheet at March 31, 2003 was included in the PWC report on the Company’s financial statements as of and for the fiscal years ended March 27, 2004 and March 31, 2003.

During the Company’s fiscal years ended March 27, 2004 and March 31, 2003 and through October 5, 2004, (a) there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in their reports on the financial statements for such years; and (b) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation
S-K).

The Company provided PWC with a copy of the above disclosure and requested PWC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PWC’s letter dated October 8, 2004 is attached as Exhibit 16.1 to this Form 8-K.

(b)          Appointment of BDO Seidman, LLP

On October 5, 2004, the Audit Committee of the Board of Directors of the Company engaged BDO Seidman, LLP as the Company’s independent registered public accounting firm. During the Company’s fiscal years ended March 27, 2004 and March 31, 2003 and through October 5, 2004, the Company did not consult with BDO Seidman, LLP on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where either written or oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as a part of this Form 8-K:

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 8, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated: October 12, 2004	By:	/s/ Charles P. Hadeed

Charles P. Hadeed
Chief Operating Officer, Vice President of Finance and Chief Financial Officer